UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06106

Pioneer Mid Cap Value Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: October 31, 2024

Date of reporting period: November 1, 2023 through April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Mid Cap Value Fund
Semiannual Report  |  April 30, 2024

A: PCGRX	C: PCCGX	K: PMCKX	R: PCMRX	Y: PYCGX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

1Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Portfolio Summary  |  4/30/24
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	State Street Corp.	3.33%
2.	Coterra Energy, Inc.	3.11
3.	eBay, Inc.	3.09
4.	AerCap Holdings NV	3.04
5.	Zimmer Biomet Holdings, Inc.	3.02
6.	Chord Energy Corp.	2.68
7.	Public Service Enterprise Group, Inc.	2.57
8.	Truist Financial Corp.	2.54
9.	M&T Bank Corp.	2.53
10.	American International Group, Inc.	2.52
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/242

Prices and Distributions  |  4/30/24
Net Asset Value per Share
Class	4/30/24	10/31/23
A	$23.44	$21.46
C	$12.13	$11.80
K	$23.46	$21.51
R	$22.63	$20.75
Y	$26.33	$23.94

Distributions per Share: 11/1/23 - 4/30/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3672	$—	$1.2329
C	$0.2930	$—	$1.2329
K	$0.4356	$—	$1.2329
R	$0.2827	$—	$1.2329
Y	$0.4126	$—	$1.2329
Index Definition
The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 4- 8.
3Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Performance Update | 4/30/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns (As of April 30, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Russell Midcap Value Index
10 Years	6.89%	6.26%	7.94%
5 Years	8.62	7.35	8.06
1 Year	12.19	5.73	14.09
Expense Ratio (Per prospectus dated March 1, 2024)
Gross
1.19%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer  to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/244

Performance Update | 4/30/24	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns (As of April 30, 2024)
Period	If Held	If Redeemed	Russell Midcap Value Index
10 Years	5.99%	5.99%	7.94%
5 Years	7.70	7.70	8.06
1 Year	11.24	10.26	14.09
Expense Ratio (Per prospectus dated March 1, 2024)
Gross
2.03%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
5Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Performance Update | 4/30/24	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns (As of April 30, 2024)
Period	Net Asset Value (NAV)	Russell Midcap Value Index
10 Years	7.22%	7.94%
5 Years	8.97	8.06
1 Year	12.49	14.09
Expense Ratio (Per prospectus dated March 1, 2024)
Gross
0.90%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/246

Performance Update | 4/30/24	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns (As of April 30, 2024)
Period	Net Asset Value (NAV)	Russell Midcap Value Index
10 Years	6.45%	7.94%
5 Years	8.18	8.06
1 Year	11.66	14.09
Expense Ratio (Per prospectus dated March 1, 2024)
Gross
1.60%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please refer to the financial highlights for a more current expense ratio.
7Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Performance Update | 4/30/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns (As of April 30, 2024)
Period	Net Asset Value (NAV)	Russell Midcap Value Index
10 Years	7.16%	7.94%
5 Years	8.88	8.06
1 Year	12.45	14.09
Expense Ratio (Per prospectus dated March 1, 2024)
Gross
0.98%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/248

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on actual returns from November 1, 2023 through April 30, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 11/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/24	$1,172.60	$1,167.10	$1,174.10	$1,169.40	$1,173.80
Expenses Paid During Period*	$6.43	$10.99	$4.81	$8.90	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 2.04%, 0.89%, 1.65%, and 0.99% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the one-half year period).
9Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2023 through April 30, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 11/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/24	$1,018.95	$1,014.72	$1,020.44	$1,016.66	$1,019.94
Expenses Paid During Period*	$5.97	$10.22	$4.47	$8.27	$4.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 2.04%, 0.89%, 1.65%, and 0.99% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the one-half year period).
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2410

Schedule of Investments  |  4/30/24
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	Common Stocks — 99.7% of Net Assets
	Automobile Components — 0.8%
47,216	Lear Corp.	$ 5,943,078
	Total Automobile Components	$5,943,078

	Automobiles — 1.1%
633,538	Ford Motor Co.	$ 7,697,487
	Total Automobiles	$7,697,487

	Banks — 8.8%
302,425	Citizens Financial Group, Inc.	$ 10,315,717
123,239	M&T Bank Corp.	17,794,479
853,604	Regions Financial Corp.	16,448,949
476,017	Truist Financial Corp.	17,874,438
	Total Banks	$62,433,583

	Beverages — 1.0%
118,647	Molson Coors Beverage Co., Class B	$ 6,793,727
	Total Beverages	$6,793,727

	Broadline Retail — 3.1%
421,766	eBay, Inc.	$ 21,737,820
	Total Broadline Retail	$21,737,820

	Building Products — 1.3%
29,133	Trane Technologies Plc	$ 9,245,066
	Total Building Products	$9,245,066

	Capital Markets — 7.6%
180,102	Northern Trust Corp.	$ 14,838,604
125,692	Raymond James Financial, Inc.	15,334,424
323,716	State Street Corp.	23,466,173
	Total Capital Markets	$53,639,201

	Chemicals — 4.3%
278,849	Dow, Inc.	$ 15,866,508
143,610	LyondellBasell Industries NV, Class A	14,356,692
	Total Chemicals	$30,223,200

	Commercial Services & Supplies — 1.5%
120,040	Brink's Co.	$ 10,498,698
	Total Commercial Services & Supplies	$10,498,698

	Communications Equipment — 2.0%
42,628	Motorola Solutions, Inc.	$ 14,457,286
	Total Communications Equipment	$14,457,286

The accompanying notes are an integral part of these financial statements.
11Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Shares		Value
	Consumer Staples Distribution & Retail — 1.0%
413,095	Walgreens Boots Alliance, Inc.	$ 7,324,174
	Total Consumer Staples Distribution & Retail	$7,324,174

	Containers & Packaging — 1.6%
448,129	Graphic Packaging Holding Co.	$ 11,584,135
	Total Containers & Packaging	$11,584,135

	Electric Utilities — 2.0%
88,163	Eversource Energy	$ 5,344,441
227,845	Exelon Corp.	8,562,415
	Total Electric Utilities	$13,906,856

	Electrical Equipment — 2.5%
164,128	Emerson Electric Co.	$ 17,689,716
	Total Electrical Equipment	$17,689,716

	Electronic Equipment, Instruments & Components — 1.7%
48,476	CDW Corp.	$ 11,724,405
	Total Electronic Equipment, Instruments & Components	$11,724,405

	Entertainment — 0.9%
831,570(a)	Warner Bros Discovery, Inc.	$ 6,120,355
	Total Entertainment	$6,120,355

	Financial Services — 0.9%
88,701(a)	PayPal Holdings, Inc.	$ 6,024,572
	Total Financial Services	$6,024,572

	Food Products — 3.3%
267,684	Kellanova	$ 15,488,196
200,151	Kraft Heinz Co.	7,727,830
	Total Food Products	$23,216,026

	Ground Transportation — 1.1%
49,668	JB Hunt Transport Services, Inc.	$ 8,074,527
	Total Ground Transportation	$8,074,527

	Health Care Equipment & Supplies — 6.2%
274,453	Dentsply Sirona, Inc.	$ 8,236,334
183,668	GE HealthCare Technologies, Inc.	14,002,848
176,795	Zimmer Biomet Holdings, Inc.	21,264,903
	Total Health Care Equipment & Supplies	$43,504,085

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2412

Schedule of Investments  |  4/30/24
(unaudited) (continued)
Shares		Value
	Health Care Providers & Services — 1.3%
86,451	Cardinal Health, Inc.	$ 8,907,911
	Total Health Care Providers & Services	$8,907,911

	Health Care REITs — 0.5%
204,861	Healthpeak Properties, Inc.	$ 3,812,463
	Total Health Care REITs	$3,812,463

	Hotel & Resort REITs — 0.9%
333,009	Host Hotels & Resorts, Inc.	$ 6,283,880
	Total Hotel & Resort REITs	$6,283,880

	Hotels, Restaurants & Leisure — 1.4%
75,545(a)	Expedia Group, Inc.	$ 10,170,623
	Total Hotels, Restaurants & Leisure	$10,170,623

	Household Durables — 1.1%
81,217	Whirlpool Corp.	$ 7,704,245
	Total Household Durables	$7,704,245

	Industrial REITs — 0.8%
122,068	First Industrial Realty Trust, Inc.	$ 5,544,329
	Total Industrial REITs	$5,544,329

	Insurance — 4.4%
235,342	American International Group, Inc.	$ 17,723,606
134,514(a)	Brighthouse Financial, Inc.	6,490,300
239,817	Old Republic International Corp.	7,160,936
	Total Insurance	$31,374,842

	Machinery — 5.6%
118,689	AGCO Corp.	$ 13,553,097
22,806	Dover Corp.	4,089,116
149,476	Ingersoll Rand, Inc.	13,949,100
74,683	PACCAR, Inc.	7,924,613
	Total Machinery	$39,515,926

	Media — 1.8%
413,856	Fox Corp., Class A	$ 12,833,675
	Total Media	$12,833,675

	Metals & Mining — 1.7%
287,401(a)	Cleveland-Cliffs, Inc.	$ 4,857,077
167,320	Newmont Corp.	6,799,885
	Total Metals & Mining	$11,656,962

The accompanying notes are an integral part of these financial statements.
13Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Shares		Value
	Multi-Utilities — 4.4%
439,085	CenterPoint Energy, Inc.	$ 12,794,937
261,754	Public Service Enterprise Group, Inc.	18,081,966
	Total Multi-Utilities	$30,876,903

	Oil, Gas & Consumable Fuels — 8.3%
232,365	APA Corp.	$ 7,305,556
106,587	Chord Energy Corp.	18,863,767
801,423	Coterra Energy, Inc.	21,926,933
296,963	Range Resources Corp.	10,663,942
	Total Oil, Gas & Consumable Fuels	$58,760,198

	Passenger Airlines — 0.8%
113,631	Delta Air Lines, Inc.	$ 5,689,504
	Total Passenger Airlines	$5,689,504

	Personal Care Products — 2.0%
758,896	Kenvue, Inc.	$ 14,282,423
	Total Personal Care Products	$14,282,423

	Residential REITs — 1.5%
55,316	AvalonBay Communities, Inc.	$ 10,486,254
	Total Residential REITs	$10,486,254

	Retail REITs — 1.0%
361,341	Kimco Realty Corp.	$ 6,731,783
	Total Retail REITs	$6,731,783

	Specialized REITs — 2.2%
55,834	Extra Space Storage, Inc.	$ 7,497,389
192,864	Gaming and Leisure Properties, Inc.	8,241,079
	Total Specialized REITs	$15,738,468

	Specialty Retail — 1.0%
96,652	Best Buy Co., Inc.	$ 7,117,453
	Total Specialty Retail	$7,117,453

	Technology Hardware, Storage & Peripherals — 2.2%
120,521	Hewlett Packard Enterprise Co.	$ 2,048,857
480,710	HP, Inc.	13,503,144
	Total Technology Hardware, Storage & Peripherals	$15,552,001

	Textiles, Apparel & Luxury Goods — 1.1%
48,545	Ralph Lauren Corp.	$ 7,943,904
	Total Textiles, Apparel & Luxury Goods	$7,943,904

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2414

Schedule of Investments  |  4/30/24
(unaudited) (continued)
Shares		Value
	Trading Companies & Distributors — 3.0%
253,723(a)	AerCap Holdings NV	$ 21,437,056
	Total Trading Companies & Distributors	$21,437,056

	Total Common Stocks (Cost $603,785,391)	$704,258,800

	SHORT TERM INVESTMENTS — 0.1% of Net Assets
	Open-End Fund — 0.1%
901,244(b)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 901,244
		$ 901,244

	TOTAL SHORT TERM INVESTMENTS (Cost $901,244)	$901,244

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8% (Cost $604,686,635)	$ 705,160,044
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 1,672,451
	net assets — 100.0%	$706,832,495

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2024.
Purchases and sales of securities (excluding short-term investments) for the six months ended April 30, 2024, aggregated $152,824,620 and $187,692,572, respectively.
At April 30, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $606,329,383 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$122,068,047
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(23,237,386)
Net unrealized appreciation	$ 98,830,661
The accompanying notes are an integral part of these financial statements.
15Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$704,258,800	$—	$—	$704,258,800
Open-End Fund	901,244	—	—	901,244
Total Investments in Securities	$ 705,160,044	$ —	$ —	$ 705,160,044
During the period ended April 30, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2416

Statement of Assets and Liabilities  |  4/30/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $604,686,635)	$705,160,044
Receivables —
Investment securities sold	8,784,434
Fund shares sold	127,605
Dividends	192,423
Interest	9,244
Other assets	51,913
Total assets	$714,325,663
LIABILITIES:
Payables —
Investment securities purchased	$ 6,972,570
Fund shares repurchased	195,081
Distributions	7,309
Trustees’ fees	3,667
Management fees	74,707
Administrative expenses	17,123
Distribution fees	24,541
Accrued expenses	198,170
Total liabilities	$ 7,493,168
NET ASSETS:
Paid-in capital	$570,500,933
Distributable earnings	136,331,562
Net assets	$706,832,495
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $668,811,960/28,535,328 shares)	$ 23.44
Class C (based on $6,713,277/553,410 shares)	$ 12.13
Class K (based on $1,656,445/70,606 shares)	$ 23.46
Class R (based on $5,150,572/227,572 shares)	$ 22.63
Class Y (based on $24,500,241/930,671 shares)	$ 26.33
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $23.44 net asset value per share/100%-5.75% maximum sales charge)	$ 24.87
The accompanying notes are an integral part of these financial statements.
17Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/24
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 9,919,761
Interest from unaffiliated issuers	31,461
Total Investment Income		$ 9,951,222
EXPENSES:
Management fees
Basic fees	$ 2,427,181
Performance adjustment	295,148
Administrative expenses	159,115
Transfer agent fees
Class A	175,330
Class C	3,604
Class K	14
Class R	7,204
Class Y	13,992
Distribution fees
Class A	833,809
Class C	33,844
Class R	14,008
Shareholder communications expense	47,859
Custodian fees	3,526
Registration fees	39,976
Professional fees	37,712
Printing expense	7,652
Pricing fees	29
Officers’ and Trustees’ fees	20,310
Insurance expense	8,444
Miscellaneous	75,820
Total expenses		$ 4,204,577
Net investment income		$ 5,746,645
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$35,149,121
Other assets and liabilities denominated in foreign currencies	(164,888)	$ 34,984,233
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$68,267,210
Other assets and liabilities denominated in foreign currencies	268,589	$ 68,535,799
Net realized and unrealized gain (loss) on investments		$ 103,520,032
Net increase in net assets resulting from operations		$109,266,677
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2418

Statements of Changes in Net Assets
	Six Months Ended 4/30/24 (unaudited)	Year Ended 10/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 5,746,645	$ 11,296,967
Net realized gain (loss) on investments	34,984,233	36,957,800
Change in net unrealized appreciation (depreciation) on investments	68,535,799	(57,140,813)
Net increase (decrease) in net assets resulting from operations	$109,266,677	$ (8,886,046)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($1.60 and $2.74 per share, respectively)	$ (45,204,373)	$ (75,535,836)
Class C ($1.52 and $2.65 per share, respectively)	(800,866)	(1,563,607)
Class K ($1.67 and $2.81 per share, respectively)	(105,510)	(160,206)
Class R ($1.51 and $2.64 per share, respectively)	(392,938)	(627,870)
Class Y ($1.64 and $2.79 per share, respectively)	(1,635,530)	(2,566,752)
Total distributions to shareholders	$ (48,139,217)	$ (80,454,271)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 11,987,238	$ 39,228,846
Reinvestment of distributions	46,457,845	77,683,671
Cost of shares repurchased	(54,433,441)	(95,191,261)
Net increase in net assets resulting from Fund share transactions	$ 4,011,642	$ 21,721,256
Net increase (decrease) in net assets	$ 65,139,102	$ (67,619,061)
NET ASSETS:
Beginning of period	$641,693,393	$709,312,454
End of period	$706,832,495	$641,693,393
The accompanying notes are an integral part of these financial statements.
19Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

	Six Months Ended 4/30/24 Shares (unaudited)	Six Months Ended 4/30/24 Amount (unaudited)	Year Ended 10/31/23 Shares	Year Ended 10/31/23 Amount
Class A
Shares sold	363,089	$ 8,343,977	1,206,014	$ 27,297,163
Reinvestment of distributions	1,977,767	43,585,315	3,174,053	72,889,732
Less shares repurchased	(1,988,641)	(45,868,708)	(3,588,313)	(81,171,080)
Net increase	352,215	$ 6,060,584	791,754	$ 19,015,815
Class C
Shares sold	18,983	$ 228,260	40,744	$ 522,297
Reinvestment of distributions	69,604	800,866	122,126	1,563,566
Less shares repurchased	(65,146)	(794,320)	(219,359)	(2,770,583)
Net increase (decrease)	23,441	$ 234,806	(56,489)	$ (684,720)
Class K
Shares sold	22,119	$ 497,151	28,515	$ 667,687
Reinvestment of distributions	4,623	102,489	6,695	153,894
Less shares repurchased	(13,745)	(326,637)	(26,596)	(603,428)
Net increase	12,997	$ 273,003	8,614	$ 218,153
Class R
Shares sold	13,679	$ 304,248	48,200	$ 1,065,506
Reinvestment of distributions	18,519	392,795	28,232	627,615
Less shares repurchased	(64,214)	(1,430,219)	(50,887)	(1,122,971)
Net increase (decrease)	(32,016)	$ (733,176)	25,545	$ 570,150
Class Y
Shares sold	100,626	$ 2,613,602	381,564	$ 9,676,193
Reinvestment of distributions	63,677	1,576,380	95,812	2,448,864
Less shares repurchased	(232,510)	(6,013,557)	(380,746)	(9,523,199)
Net increase (decrease)	(68,207)	$ (1,823,575)	96,630	$ 2,601,858
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2420

Financial Highlights
	Six Months Ended 4/30/24 (unaudited)	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class A
Net asset value, beginning of period	$ 21.46	$ 24.45	$ 28.99	$ 20.39	$ 22.77	$ 22.50
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.36	$ 0.32	$ 0.17	$ 0.19	$ 0.18
Net realized and unrealized gain (loss) on investments	3.39	(0.61)	(1.11)	8.60	(2.32)	2.36
Net increase (decrease) from investment operations	$ 3.58	$ (0.25)	$ (0.79)	$ 8.77	$ (2.13)	$ 2.54
Distributions to shareholders:
Net investment income	$ (0.37)	$ (0.34)	$ (0.16)	$ (0.17)	$ (0.17)	$ (0.18)
Net realized gain	(1.23)	(2.40)	(3.59)	—	(0.08)	(2.09)
Total distributions	$ (1.60)	$ (2.74)	$ (3.75)	$ (0.17)	$ (0.25)	$ (2.27)
Net increase (decrease) in net asset value	$ 1.98	$ (2.99)	$ (4.54)	$ 8.60	$ (2.38)	$ 0.27
Net asset value, end of period	$ 23.44	$ 21.46	$ 24.45	$ 28.99	$ 20.39	$ 22.77
Total return (b)	17.26%(c)	(1.62)%	(2.84)%	43.21%	(9.48)%	12.44%(d)
Ratio of net expenses to average net assets	1.19%(e)	1.19%	1.10%	1.05%	1.08%	1.06%
Ratio of net investment income (loss) to average net assets	1.63%(e)	1.59%	1.27%	0.64%	0.94%	0.85%
Portfolio turnover rate	22%(c)	45%	67%	68%	65%	94%
Net assets, end of period (in thousands)	$668,812	$604,899	$669,653	$744,113	$571,772	$710,565
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.34%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
21Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

	Six Months Ended 4/30/24 (unaudited)	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class C
Net asset value, beginning of period	$11.80	$14.64	$18.93	$ 13.36	$ 15.01	$ 15.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.10	$ 0.07	$ (0.04)	$ 0.01	$ (0.00)(b)
Net realized and unrealized gain (loss) on investments	1.80	(0.29)	(0.71)	5.64	(1.53)	1.57
Net increase (decrease) from investment operations	$ 1.85	$ (0.19)	$ (0.64)	$ 5.60	$ (1.52)	$ 1.57
Distributions to shareholders:
Net investment income	$ (0.29)	$ (0.25)	$ (0.06)	$ (0.03)	$ (0.05)	$ —
Net realized gain	(1.23)	(2.40)	(3.59)	—	(0.08)	(2.09)
Total distributions	$ (1.52)	$ (2.65)	$ (3.65)	$ (0.03)	$ (0.13)	$ (2.09)
Net increase (decrease) in net asset value	$ 0.33	$ (2.84)	$ (4.29)	$ 5.57	$ (1.65)	$ (0.52)
Net asset value, end of period	$12.13	$11.80	$14.64	$ 18.93	$ 13.36	$ 15.01
Total return (c)	16.71%(d)	(2.39)%	(3.69)%	41.99%	(10.25)%	11.40%(e)
Ratio of net expenses to average net assets	2.04%(f)	2.03%	1.92%	1.94%	1.96%	1.94%
Ratio of net investment income (loss) to average net assets	0.78%(f)	0.78%	0.44%	(0.24)%	0.07%	(0.01)%
Portfolio turnover rate	22%(d)	45%	67%	68%	65%	94%
Net assets, end of period (in thousands)	$6,713	$6,253	$8,587	$10,785	$ 9,380	$13,845
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.31%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2422

Financial Highlights  (continued)
	Six Months Ended 4/30/24 (unaudited)	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class K
Net asset value, beginning of period	$21.51	$24.50	$29.06	$20.43	$22.82	$22.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.43	$ 0.39	$ 0.26	$ 0.26	$ 0.26
Net realized and unrealized gain (loss) on investments	3.40	(0.61)	(1.11)	8.61	(2.31)	2.34
Net increase (decrease) from investment operations	$ 3.62	$ (0.18)	$ (0.72)	$ 8.87	$ (2.05)	$ 2.60
Distributions to shareholders:
Net investment income	$ (0.44)	$ (0.41)	$ (0.25)	$ (0.24)	$ (0.26)	$ (0.25)
Net realized gain	(1.23)	(2.40)	(3.59)	—	(0.08)	(2.09)
Total distributions	$ (1.67)	$ (2.81)	$ (3.84)	$ (0.24)	$ (0.34)	$ (2.34)
Net increase (decrease) in net asset value	$ 1.95	$ (2.99)	$ (4.56)	$ 8.63	$ (2.39)	$ 0.26
Net asset value, end of period	$23.46	$21.51	$24.50	$29.06	$20.43	$22.82
Total return (b)	17.41%(c)	(1.30)%	(2.58)%	43.72%	(9.17)%	12.83%(d)
Ratio of net expenses to average net assets	0.89%(e)	0.90%	0.81%	0.71%	0.72%	0.69%
Ratio of net investment income (loss) to average net assets	1.91%(e)	1.87%	1.55%	0.98%	1.29%	1.23%
Portfolio turnover rate	22%(c)	45%	67%	68%	65%	94%
Net assets, end of period (in thousands)	$1,656	$1,239	$1,200	$ 832	$ 468	$1,554
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.76%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
23Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

	Six Months Ended 4/30/24 (unaudited)	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class R
Net asset value, beginning of period	$20.75	$23.70	$28.20	$19.87	$22.18	$21.94
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.26	$ 0.20	$ 0.05	$ 0.12	$ 0.09
Net realized and unrealized gain (loss) on investments	3.26	(0.57)	(1.08)	8.38	(2.27)	2.31
Net increase (decrease) from investment operations	$ 3.39	$ (0.31)	$ (0.88)	$ 8.43	$ (2.15)	$ 2.40
Distributions to shareholders:
Net investment income	$ (0.28)	$ (0.24)	$ (0.03)	$ (0.10)	$ (0.08)	$ (0.07)
Net realized gain	(1.23)	(2.40)	(3.59)	—	(0.08)	(2.09)
Total distributions	$ (1.51)	$ (2.64)	$ (3.62)	$ (0.10)	$ (0.16)	$ (2.16)
Net increase (decrease) in net asset value	$ 1.88	$ (2.95)	$ (4.50)	$ 8.33	$ (2.31)	$ 0.24
Net asset value, end of period	$22.63	$20.75	$23.70	$28.20	$19.87	$22.18
Total return (b)	16.94%(c)	(1.97)%	(3.25)%	42.54%	(9.79)%	11.97%(d)
Ratio of net expenses to average net assets	1.65%(e)	1.60%	1.53%	1.51%	1.42%	1.47%
Ratio of net investment income (loss) to average net assets	1.19%(e)	1.17%	0.80%	0.18%	0.61%	0.45%
Portfolio turnover rate	22%(c)	45%	67%	68%	65%	94%
Net assets, end of period (in thousands)	$5,151	$5,386	$5,548	$8,245	$6,893	$9,814
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.87%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2424

Financial Highlights  (continued)
	Six Months Ended 4/30/24 (unaudited)	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class Y
Net asset value, beginning of period	$ 23.94	$ 26.96	$ 31.58	$ 22.19	$ 24.74	$ 24.26
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24	$ 0.46	$ 0.40	$ 0.26	$ 0.28	$ 0.25
Net realized and unrealized gain (loss) on investments	3.79	(0.69)	(1.20)	9.35	(2.52)	2.55
Net increase (decrease) from investment operations	$ 4.03	$ (0.23)	$ (0.80)	$ 9.61	$ (2.24)	$ 2.80
Distributions to shareholders:
Net investment income	$ (0.41)	$ (0.39)	$ (0.23)	$ (0.22)	$ (0.23)	$ (0.23)
Net realized gain	(1.23)	(2.40)	(3.59)	—	(0.08)	(2.09)
Total distributions	$ (1.64)	$ (2.79)	$ (3.82)	$ (0.22)	$ (0.31)	$ (2.32)
Net increase (decrease) in net asset value	$ 2.39	$ (3.02)	$ (4.62)	$ 9.39	$ (2.55)	$ 0.48
Net asset value, end of period	$ 26.33	$ 23.94	$ 26.96	$ 31.58	$ 22.19	$ 24.74
Total return (b)	17.38%(c)	(1.40)%	(2.64)%	43.58%	(9.23)%	12.70%(d)
Ratio of net expenses to average net assets	0.99%(e)	0.98%	0.89%	0.79%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets	1.84%(e)	1.79%	1.43%	0.89%	1.25%	1.08%
Portfolio turnover rate	22%(c)	45%	67%	68%	65%	94%
Net assets, end of period (in thousands)	$24,500	$23,917	$24,324	$24,521	$15,409	$27,724
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.60%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
25Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Notes to Financial Statements  |  4/30/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Mid Cap Value Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2426

risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current
27Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of April 30, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2428

recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$10,765,814
Long-term capital gains	69,688,457
Total	$ 80,454,271
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 7,904,418
Undistributed long-term capital gains	36,736,233
Net unrealized appreciation	30,563,451
Total	$75,204,102
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on real estate investment trust (REIT) holdings.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,618 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2024.
29Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2430

continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its total assets in equity securities of mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive
31Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2432

attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
33Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the six months ended April 30, 2024, the aggregate performance adjustment resulted in a increase of $295,148 to the basic fee. For the six months ended April 30, 2024, the effective management fee was equivalent to 0.77% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $74,707 in management fees payable to the Adviser at April 30, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the six months ended April 30, 2024, the Fund paid $20,310 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At April 30, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $3,667 and a payable for administrative expenses of $17,123, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities,
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2434

respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$43,652
Class C	2,142
Class K	132
Class R	648
Class Y	1,285
Total	$47,859
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $24,541 in distribution fees payable to the Distributor at April 30, 2024.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of
35Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2024, CDSCs in the amount of $282 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate (“SOFR”) plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the six months ended April 30, 2024, the Fund had no borrowings under the credit facility.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2436

Additional Information
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of Pioneer Mid Cap Value Fund (the “Fund”) due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years, the years ended October 31, 2023 and October 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund,  as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
37Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/24

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/2438

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 19385-18-0624

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule,	• Tax planning and support • Tax controversy assistance

	if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

(4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Mid Cap Value Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date July 8, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date July 8, 2024

*	Print the name and title of each signing officer under his or her signature.